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                                                                   EXHIBIT 10.79

                     [FERROFLUIDICS CORPORATION LETTERHEAD]


MEMO OF UNDERSTANDING


DATE:     July 1, 1999


TO:       Mr. Barry D. Moskowitz
          c/o Ferrofluidics Corporation
          Nashua, New Hampshire


This memo confirms our discussions leading to a change in your employment agreement effective July 5, 1999, as outlined below:

     * Your title remains Vice President, and your employment with the corporation continues to be at will.

     * If you should be severed from the company by a corporate change in control, you will receive a lump-sum payment of six months salary.

     * All other benefit entitlements, with the exception of the severance payment described above, will be the same as for any other employee, and all outstanding option and stock arrangements remain unchanged.

Please acknowledge your acceptance of these terms by signing below and returning one copy of this letter to Human Resources.



/s/ Paul F. Avery, Jr.
------------------------
Paul F. Avery, Jr.
President & CEO



ACCEPTED:


/s/ Barry D. Moskowitz    08/18/99
------------------------
Barry D. Moskowitz